UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 11, 2005
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                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
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             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


             1-3950                                    38-0549190
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     (Commission File Number)                 (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                         48126
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(Address of principal executive offices)                     (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
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     On May 11, 2005, the Compensation Committee of Ford's Board of Directors and William Clay Ford, Jr., Ford's Chairman and Chief Executive Officer, agreed to amend Mr. Ford's compensation arrangements such that Mr. Ford will forego any new compensation (including salary, bonus or other awards) until such time as the Committee and Mr. Ford determine that the Company's Automotive sector has achieved sustainable profitability.




                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FORD MOTOR COMPANY
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                                            (Registrant)


Date:  May 12, 2005                         By: /s/Kathryn S. Lamping
                                                ---------------------
                                                Kathryn S. Lamping
                                                Assistant Secretary